EXHIBIT 99.1

FOR RELEASE
July 28, 2005	MEDIA CONTACT:	Robert Sarver, Chairman/CEO (858) 523-4601
	INVESTOR CONTACT:	Dale Gibbons, CFO (702) 248-4200
Western Alliance Reports Earnings of $6.6 Million or
$0.32 per Share for the Second Quarter of 2005
LAS VEGAS—(BUSINESS WIRE)—July 28, 2005—Western Alliance Bancorporation (NYSE: WAL-News) announced today its financial results for the second quarter of 2005.
Second Quarter 2005 Highlights:
•	Diluted earnings per share of $0.32, an increase of 23% compared to $0.26 in the second quarter of 2004

•	Net income of $6.6 million, an increase of 41% compared to $4.7 million in the second quarter of 2004

•	Revenue of $27.3 million, an increase of 49% compared to $18.3 million in the second quarter of 2004

•	Loans of $1.45 billion at June 30, 2005, an increase of 9% from March 31, 2005 and 52% from June 30, 2004

•	Deposits of $2.19 billion at June 30, 2005, an increase of 8% from March 31, 2005 and 34% from June 30, 2004
Financial Performance
Western Alliance Bancorporation reported diluted earnings per share of $0.32 for the second quarter of 2005 compared to $0.26 for the second quarter of 2004. Net income was $6.6 million compared to $4.7 million for the same period last year. Loans grew $121 million to $1.45 billion at June 30, 2005 from $1.33 billion at March 31, 2005 and $495 million from $958 million at June 30, 2004. Deposits grew $171 million to $2.19 billion from March 31, 2005 and $550 million from June 30, 2004.
“This is our first reporting period as a public company and I am delighted to inform our shareholders and team members of our excellent financial performance,” said Robert Sarver, Chairman and Chief Executive Officer. “During the second quarter, our talented financial professionals again drove our exceptional loan and deposit growth and propelled us to record income performance. Miller/Russell and Associates, our investment advisory firm, surpassed $1 billion in assets under management for the first time. We continued to invest in our future by adding six experienced relationship officers to our team during the quarter bringing the total for 2005 to 16. On July 1st we opened our Williams Centre office in Tucson.”

Income Statement
Net interest income increased 50% to $24.4 million in the second quarter of 2005 from $16.3 million in the second quarter of 2004. The interest margin increased to 4.39% in the second quarter from 4.35% in the first quarter of this year. The margin was 3.81% in the second quarter of 2004.
The provision for loan losses was $1.2 million for the second quarter of 2005 compared to $1.7 million for the first quarter this year and $0.4 million for the second quarter of 2004. Nonaccrual loans were $0.5 million or 0.03% of total loans at June 30, 2005, compared to $0.2 million or 0.02% of loans at June 30, 2004. Net loan charge-offs were $0.2 million (0.05% of average loans, annualized) for the second quarter 2005 compared to net loan recoveries of $0.1 million for the second quarter 2004.
Non-interest income was $2.9 million for the second quarter, up 47% from $2.0 million for the same period in 2004. For the first quarter 2005, non-interest income was $2.6 million. Assets under management at Miller/Russell and Associates were $1.01 billion at June 30, 2005, up 45% from $694 million one year ago. At Premier Trust, assets under management increased 69% from $61 million at June 30, 2004 to $104 million at June 30, 2005.
Non-interest expense was $16.0 million for the second quarter of 2005, up 50% from $10.6 million for the same period in 2004. For the first quarter of 2005, non-interest expense was $14.6 million. Full-time equivalent employees were 497 on June 30, 2005 compared to 361 on June 30, 2004. The number of full-service banking offices was 13 on June 30, 2005 compared to 11 at June 30, 2004.
Net income increased 41% to $6.6 million for the second quarter of 2005 compared to $4.7 million for the same period last year. Diluted earnings per share increased 23% to $0.32 compared to $0.26 in the second quarter 2004. Average diluted shares increased 12% to 20.5 million for the second quarter 2005 compared to 18.2 million for the second quarter 2004. For purposes of computing diluted earnings per share, the 3.75 million shares from the company’s IPO (excluding the over-allotment option) were outstanding for one day in the second quarter 2005. For the first half of 2005 compared to the first half of 2004, net income and diluted earnings per share were $11.9 million and $0.59 versus $8.1 million and $0.45, respectively.
Balance Sheet
Loans totaled $1.45 billion at June 30, 2005, an increase of 9% from March 31, 2005 and 52% from $958 million at June 30, 2004. Residential real estate loans were the fastest growing segment of the portfolio, increasing 20% since March 31, 2005 and 124% since June 30, 2004. Residential real estate and consumer loans increased to 13% of the portfolio from less than 10% one year ago.
The Company continued to deleverage during the quarter with fed funds sold increasing by $77 million more than the change in customer repurchase agreements. Investment securities declined 5% during the quarter to $695 million and now comprise 27% of total assets.
Deposits totaled $2.19 billion at June 30, 2005, an increase of 8% from March 31, 2005 and 34% from $1.64 billion at June 30, 2004. Non-interest bearing deposits comprised 44% of total deposits at June 30, 2005. At quarter-end, forty-one percent of non-interest bearing deposits were from title companies. At June 30, 2005 the company’s loan to deposit ratio was 66% compared to 58% one year earlier.
Stockholders’ equity increased $85 million from March 31, 2005 to $222 million at June 30, 2005, primarily reflecting the accrual of net proceeds from the Company’s initial public offering on June 29, 2005. At June 30, 2005 tangible common equity was 8.3% of assets and total risk based capital was 14.5% of risk-weighted assets. On July 1, common equity increased an additional $9 million from the issuance of 450,000 shares for the exercise of the over allotment option provided to the underwriters in conjunction with the company’s initial public offering.
Total assets increased 29% to $2.62 billion at June 30, 2005 from the same date last year.
Bank Highlights
BankWest of Nevada reported loan growth of $55 million during the second quarter 2005 and $241 million during the past year to $931 million at June 30, 2005. Deposits increased $49 million and $218 million to $1.47 billion during the same periods, respectively. Net income at BankWest of Nevada was $6.0 million during the second quarter of 2005 compared to $4.7 million during the second quarter of 2004. On July 19, 2005 the bank announced its advertising sponsorship of a Las Vegas Monorail train, and exclusive placement of ATMs at each station.
Alliance Bank of Arizona reported loan growth of $43 million during the second quarter and $147 million during the past year ended to $307 million at June 30, 2005. Deposits increased $85 million and $213 million to $427 million during the same periods, respectively. Net income at Alliance Bank of Arizona was $0.8 million during the second quarter of 2005 compared to $0.3 million during the second quarter of 2004. On July 1, 2005 the bank opened its third branch in the Tucson market at the Williams Centre. Presently in a temporary facility, office construction should be completed next year.
Torrey Pines Bank reported loan growth of $23 million during the second quarter and $107 million during the past year to $215 million at June 30, 2005. Deposits increased $31 million and $120 million to $295 million during the same periods, respectively. Net income at Torrey Pines Bank was $0.4 million during the second quarter 2005 compared to $0.3 million during the second quarter of 2004.

Attached to this press release is summarized financial information for the quarter ended June 30, 2005.
Conference Call
Western Alliance Bancorporation will host a conference call to discuss its second quarter 2005 financial results at noon EDT on Friday, July 29, 2005. Participants may access the call by dialing 800-822-4794, using the pass code 5459807. The call will be recorded and made available for replay after 5:00 p.m. July 29 until 11 p.m. August 5 by dialing 888-203-1112 using the pass code 5459807.
Cautionary Note Regarding Forward-Looking Statements
This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the initial public offering registration statement as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.
About Western Alliance Bancorporation
Western Alliance Bancorporation is the parent company of BankWest of Nevada, Alliance Bank of Arizona, Torrey Pines Bank, Miller/Russell & Associates, and Premier Trust. These dynamic companies provide a broad array of banking, leasing, trust, investment, and mortgage services to clients in Nevada, Arizona and California. Staffed with experienced financial professionals, these organizations deliver a broader product array and larger credit capacity than community banks, yet are empowered to be more responsive to customers’ needs than larger institutions. Additional investor information can be accessed on the Investor Relations page of the company’s website, www.westernalliancebancorp.com.

Western Alliance Bancorporation and Subsidiaries
Summary Consolidated Financial Data

	At or for the three months ended June 30,			For the six months ended June 30,
($ in thousands, except per share data)	2005	2004	Change %	2005	2004	Change %

Selected Balance Sheet Data:
Total assets	$2,621,344	$2,029,179	29.2%
Gross loans, including net deferred fees	1,453,295	958,321	51.7
Securities available for sale	570,767	658,289	-13.3
Securities held to maturity	124,589	133,127	-6.4
Federal funds sold	212,207	28,021	657.3
Deposits	2,189,554	1,639,317	33.6
Short term borrowings and long term debt	169,024	251,516	-32.8
Junior subordinated debt	30,928	30,928	0.0
Stockholders’ equity	222,489	100,389	121.6
Selected Income Statement Data:
Interest income	$31,812	$20,758	53.3	$60,235	$39,635	52.0%
Interest expense	7,430	4,458	66.7	13,839	8,636	60.2

Net interest income	24,382	16,300	49.6	46,396	30,999	49.7
Provision for loans losses	1,187	415	186.0	2,934	1,907	53.9

Net interest income after provision for loan losses	23,195	15,885	46.0	43,462	29,092	49.4
Non-interest income	2,918	1,991	46.6	5,502	3,555	54.8
Non-interest expense	15,967	10,624	50.3	30,540	20,316	50.3

Income before income taxes	10,146	7,252	39.9	18,424	12,331	49.4
Income tax expense	3,593	2,602	38.1	6,550	4,252	54.0

Net Income	6,553	4,650	40.9	11,874	8,079	47.0

Common Share Data:
Net income per share:
Basic	$0.35	$0.28	25.0	$0.65	$0.48	35.4
Diluted	0.32	0.26	23.1	0.59	0.45	31.1
Book value per share	9.99	5.91	68.9	9.99	5.91	68.9
Average shares outstanding:
Basic	18,498,065	16,832,639	9.9	18,396,149	16,760,899	9.8
Diluted	20,467,072	18,201,941	12.4	20,242,609	17,948,596	12.8
Common shares outstanding	22,273,591	16,977,404	31.2
Selected Performance Ratios:
Return on average assets (1)	1.10%	1.01%	9.5	1.00%	0.94%	7.2
Return on average stockholders’ equity (1)	17.71	17.34	2.2	16.14	15.49	4.1
Net interest margin (1)	4.39	3.81	15.1	4.37	3.87	12.9
Net interest spread	3.58	3.24	10.4	3.61	3.34	8.1
Efficiency ratio	58.49	58.08	0.7	58.85	58.79	0.1
Loan to deposit ratio	66.37	58.46	13.5
Capital Ratios:
Tangible Common Equity	8.3%	4.7%	77.0
Leverage ratio	10.6	8.4	26.9
Tier 1 Risk Based Capital	13.5	10.9	23.5
Total Risk Based Capital	14.5	12.0	20.6
Asset Quality Ratios:
Net charge-offs to average loans outstanding (1)	0.05%	(0.03)%	-264.3	0.01%	(0.01)%	-246.5
Non-performing loans to gross loans	0.04	0.02	53.5
Non-performing assets to total assets	0.03	0.01	132.7
Allowance for loan losses to gross loans	1.25	1.39	-10.6
Allowance for loan losses to non-performing loans	> 10 times	> 10 times

(1)	Annualized for the three- month and six month periods ended June 30, 2005 and 2004.

Western Alliance Bancorporation and Subsidiaries
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ in thousands, except per share data)	2005	2004	2005	2004

Interest income on:
Loans, including fees	$23,589	$13,395	$43,923	$24,954
Securities — taxable	7,115	7,023	14,784	14,109
Securities — nontaxable	86	87	171	171
Dividends — taxable	184	138	306	235
Federal funds sold and other	838	115	1,051	166

Total interest income	31,812	20,758	60,235	39,635

Interest expense on:
Deposits	5,838	2,749	10,357	5,116
Short-term borrowings	682	650	1,708	1,379
Long-term borrowings	402	714	800	1,446
Junior subordinated debt	508	345	974	695

Total interest expense	7,430	4,458	13,839	8,636

Net interest income	24,382	16,300	46,396	30,999
Provision for loan losses	1,187	415	2,934	1,907

Net interest income after provision for loan losses	23,195	15,885	43,462	29,092

Other income:
Trust and investment advisory services	1,347	611	2,660	757
Service charges	641	615	1,196	1,245
Income from bank owned life insurance	293	293	582	615
Investment securities gains (losses), net	—	(45)	69	(45)
Other	637	517	995	983

	2,918	1,991	5,502	3,555

Other expense:
Salaries and employee benefits	9,015	5,843	17,508	11,257
Occupancy	2,450	1,750	4,695	3,354
Customer service	965	534	1,673	1,005
Advertising and other business development	772	458	1,321	918
Legal, professional and director fees	512	348	996	636
Correspondent and wire transfer costs	407	305	803	540
Audits and exams	361	302	761	511
Supplies	239	201	500	386
Data processing	184	182	365	299
Telephone	196	140	363	269
Insurance	169	107	317	217
Travel and automobile	130	83	255	134
Other	567	371	983	790

	15,967	10,624	30,540	20,316

Income before income taxes	10,146	7,252	18,424	12,331
Income tax expense	3,593	2,602	6,550	4,252

Net income	$6,553	$4,650	$11,874	$8,079

Earnings per share:
Basic	$0.35	$0.28	$0.65	$0.48

Diluted	$0.32	$0.26	$0.59	$0.45

Western Alliance Bancorporation and Subsidiaries
Five Quarter Consolidated Statements of Income

	Quarter ended
	June 30,	March 31,	December 31,	September 30,	June 30,
($ in thousands, except per share data)	2005	2005	2004	2004	2004

Interest income on:
Loans, including fees	$23,589	$20,334	$18,491	$15,866	$13,395
Securities	7,385	7,876	8,513	8,222	7,248
Federal funds sold and other	838	213	71	57	115

Total interest income	31,812	28,423	27,075	24,145	20,758

Interest expense on:
Deposits	5,838	4,519	3,780	3,228	2,749
Borrowings	1,084	1,424	1,720	1,513	1,364
Junior subordinated debt	508	466	436	407	345

Total interest expense	7,430	6,409	5,936	5,148	4,458

Net interest income	24,382	22,014	21,139	18,997	16,300
Provision for loan losses	1,187	1,747	751	1,256	415

Net interest income after provision for loan losses	23,195	20,267	20,388	17,741	15,885

Other income:
Trust and investment advisory services	1,347	1,313	1,190	1,045	611
Service charges	641	555	531	606	589
Income from bank owned life insurance	293	289	295	293	293
Investment securities gains (losses), net	—	69	5	59	(45)
Other	637	358	531	616	543

	2,918	2,584	2,552	2,619	1,991

Other expense:
Salaries and employee benefits	9,015	8,493	7,656	6,678	5,843
Occupancy	2,450	2,245	2,038	1,917	1,750
Customer service	965	708	486	477	534
Advertising and other business development	772	549	438	316	458
Legal, professional and director fees	512	484	398	420	348
Correspondent and wire transfer costs	407	396	372	349	305
Audits and exams	361	400	114	311	302
Supplies	239	261	222	230	201
Data processing	184	181	174	168	182
Telephone	196	167	160	149	140
Insurance	169	148	157	167	107
Travel and automobile	130	125	160	173	83
Other	567	416	498	385	371

	15,967	14,573	12,873	11,740	10,624

Income before income taxes	10,146	8,278	10,067	8,620	7,252
Income tax expense	3,593	2,957	3,638	3,071	2,602

Net income	$6,553	$5,321	$6,429	$5,549	$4,650

Earnings per share:
Basic	$0.35	$0.29	$0.35	$0.33	$0.28

Diluted	$0.32	$0.27	$0.33	$0.31	$0.26

Western Alliance Bancorporation and Subsidiaries
Five Quarter Consolidated Balance Sheets

	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands)	2005	2005	2004	2004	2004

Assets
Cash and due from banks	$93,174	$87,034	$92,282	$87,755	$174,893
Federal funds sold	212,207	109,495	23,115	22,822	28,021

Cash and cash equivalents	305,381	196,529	115,397	110,577	202,914

Securities held to maturity	124,589	131,397	129,549	125,606	133,127
Securities available for sale	570,767	597,747	659,073	727,772	658,289
Gross loans, including net deferred loan fees:
Construction and land development	381,439	362,909	323,176	286,610	253,574
Commercial real estate	598,321	544,168	491,949	471,283	406,778
Residential real estate	168,549	140,181	116,360	90,369	75,347
Commercial and industrial	286,331	266,691	241,292	222,968	208,061
Consumer	20,588	19,993	17,682	16,490	16,521
Less: net deferred loan fees	(1,933)	(2,141)	(1,924)	(2,281)	(1,960)

	1,453,295	1,331,801	1,188,535	1,085,439	958,321
Less: Allowance for loan losses	(18,118)	(17,114)	(15,271)	(14,525)	(13,360)

Loans, net	1,435,177	1,314,687	1,173,264	1,070,914	944,961

Initial public offering proceeds receivable	77,138	—	—	—	—
Premises and equipment, net	35,822	29,218	29,364	23,357	20,981
Bank owned life insurance	26,752	26,459	26,170	25,874	25,582
Goodwill and other intangibles	5,275	5,331	5,386	5,442	5,447
Other assets	40,443	37,488	38,646	36,710	37,878

Total assets	$2,621,344	$2,338,856	$2,176,849	$2,126,252	$2,029,179

Liabilities and Stockholders’ Equity
Liabilities
Non-interest bearing demand deposits	$964,279	$864,111	$749,550	$743,561	$776,718
Interest bearing deposits:
Demand	110,477	102,997	103,723	82,236	67,743
Savings and money market	820,043	783,476	665,425	627,928	576,629
Time, $100 and over	273,634	248,976	219,451	219,748	202,595
Other time	21,121	19,129	17,887	16,467	15,632

	2,189,554	2,018,689	1,756,036	1,689,940	1,639,317
Borrowings	169,024	142,817	249,194	263,300	251,516
Junior subordinated debt	30,928	30,928	30,928	30,928	30,928
Accrued interest payable and other liabilities	9,349	9,340	7,120	14,062	7,029

Total liabilities	2,398,855	2,201,774	2,043,278	1,998,230	1,928,790

Commitments and Contingencies
Stockholders’ Equity
Preferred stock	—	—	—	—	—
Common stock	2	2	2	2	2
Additional paid-in capital	158,212	81,457	80,459	80,391	65,388
Retained earnings	70,090	63,537	58,216	51,786	46,237
Deferred compensation — restricted stock	(408)	(431)	—	—	—
Accumulated other comprehensive loss	(5,407)	(7,483)	(5,106)	(4,157)	(11,238)

Total stockholders’ equity	222,489	137,082	133,571	128,022	100,389

Total liabilities and stockholders’ equity	$2,621,344	$2,338,856	$2,176,849	$2,126,252	$2,029,179

Western Alliance Bancorporation and Subsidiaries
Condensed Consolidated Statement of Changes in Stockholders’ Equity

	Six months ended June 30,
(in thousands)	2005	2004

Balance, beginning of period	$133,571	$97,451
Net income	11,874	8,079
Other comprehensive income (loss), net of tax:
Net unrealized holding losses on securities available for sale	(301)	(7,996)
Common stock issued	75,898	2,400
Stock options exercised	603	299
Stock warrants exercised	806	156
Compensation cost on restricted stock	38	—

Balance, end of period	$222,489	$100,389

Western Alliance Bancorporation and Subsidiaries
Changes in the Allowance For Loan Losses

	Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands)	2005	2005	2004	2004	2004

Balance, beginning of period	$17,114	$15,271	$14,525	$13,360	$12,874
Provisions charged to operating expenses	1,187	1,747	751	1,256	415
Recoveries of loans previously charged-off:
Construction and land development	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Residential real estate	—	3	6	4	4
Commercial and industrial	19	130	20	17	83
Consumer	1	5	1	3	6

Total recoveries	20	138	27	24	93
Loans charged-off:
Construction and land development	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Residential real estate	—	—	—	2	3
Commercial and industrial	107	18	11	104	19
Consumer	96	24	21	9	—

Total charged-off	203	42	32	115	22
Net charge-offs (recoveries)	183	(96)	5	91	(71)

Balance, end of period	$18,118	$17,114	$15,271	$14,525	$13,360

Net charge-offs (recoveries) (annualized) to average loans outstanding	0.05%	-0.03%	0.00%	0.04%	-0.03%
Allowance for loan losses to gross loans	1.25	1.29	1.28	1.34	1.39
Non-performing assets	$512	$632	$1,593	$342	$220

Western Alliance Bancorporation and Subsidiaries
Average Balances, Yields and Rates Paid

	Three Months Ended June 30,
(in thousands)	2005			2004
			Average			Average
	Average		Yield/Cost	Average		Yield/Cost
	Balance	Interest	(6)	Balance	Interest	(6)

Earning Assets
Securities:
Taxable	$717,351	$7,115	3.98%	$768,428	$7,023	3.68%
Tax-exempt (1)	7,069	86	4.88%	7,264	87	4.82%

Total securities	724,420	7,201	3.99%	775,692	7,110	3.69%
Federal funds sold	109,571	838	3.07%	49,729	115	0.93%
Loans (1) (2) (3)	1,382,956	23,589	6.84%	881,590	13,395	6.11%
Federal Home Loan Bank stock	13,037	184	5.66%	13,461	138	4.12%

Total earnings assets	2,229,984	31,812	5.72%	1,720,472	20,758	4.85%
Non-earning Assets
Cash and due from banks	79,587			74,478
Allowance for loan losses	(17,535)			(13,099)
Bank-owned life insurance	26,569			25,399
Other assets	64,411			48,768

Total assets	$2,383,016			$1,856,018

Interest Bearing Liabilities
Sources of Funds
Interest-bearing deposits:
Interest checking	109,568	162	0.59%	66,361	25	0.15%
Savings and money market	804,451	3,866	1.93%	524,957	1,693	1.30%
Time deposits	278,856	1,810	2.60%	205,601	1,031	2.02%

Total interest-bearing deposits	1,192,875	5,838	1.96%	796,919	2,749	1.39%
Short-term borrowings	106,628	682	2.57%	172,429	650	1.52%
Long-term debt	59,300	402	2.72%	113,700	714	2.53%
Junior subordinated debt	30,928	508	6.59%	30,928	345	4.49%

Total interest-bearing liabilities	1,389,731	7,430	2.14%	1,113,976	4,458	1.61%
Non-interest Bearing Liabilities
Noninterest-bearing demand deposits	836,737			615,652
Other liabilities	8,152			18,513
Stockholders’ equity	148,396			107,877

Total liabilities and stockholders’	$2,383,016			$1,856,018

Net interest income and margin (4)		$24,382	4.39%		$16,300	3.81%

Net interest spread (5)			3.58%			3.24%

(1)	Yields on loans and securities have not been adjusted to a tax equivalent basis.

(2)	Net loan fees of $318,000 and $244,000 are included in the yield computation for June 30, 2005 and 2004, respectively.

(3)	Includes average non-accrual loans of $551,000 in 2005 and $430,000 in 2004.

(4)	Net interest margin is computed by dividing net interest income by total average earning assets.

(5)	Net interest spread represents average yield earned on interest-earning assets less the average rate paid on interest-bearing liabilities.

(6)	Annualized.

Western Alliance Bancorporation and Subsidiaries
Average Balances, Yields and Rates Paid

	Six Months Ended June 30,
(in thousands)	2005			2004
			Average			Average
	Average		Yield/Cost	Average		Yield/Cost
	Balance	Interest	(6)	Balance	Interest	(6)

Earning Assets
Securities:
Taxable	$740,325	$14,784	4.03%	$734,247	$14,109	3.86%
Tax-exempt (1)	7,069	171	4.88%	7,269	171	4.73%

Total securities	747,394	14,955	4.04%	741,516	14,280	3.87%
Federal funds sold	72,739	1,051	2.91%	35,928	166	0.93%
Loans (1) (2) (3)	1,308,841	43,923	6.77%	819,781	24,954	6.12%
Federal Home Loan Bank stock	13,298	306	4.64%	13,853	235	3.41%

Total earnings assets	2,142,272	60,235	5.67%	1,611,078	39,635	4.95%
Non-earning Assets
Cash and due from banks	75,476			68,407
Allowance for loan losses	(16,570)			(12,378)
Bank-owned life insurance	26,424			25,244
Other assets	61,639			41,654

Total assets	$2,289,241			$1,734,005

Interest Bearing Liabilities
Sources of Funds
Interest-bearing deposits:
Interest checking	104,503	259	0.50%	64,493	48	0.15%
Savings and money market	759,571	6,881	1.83%	487,284	3,100	1.28%
Time deposits	264,423	3,217	2.45%	198,192	1,968	2.00%

Total interest-bearing deposits	1,128,497	10,357	1.85%	749,969	5,116	1.37%
Short-term borrowings	135,735	1,646	2.45%	193,284	1,360	1.41%
Long-term debt	59,300	862	2.93%	108,779	1,465	2.71%
Junior subordinated debt	30,928	974	6.35%	30,928	695	4.52%

Total interest-bearing liabilities	1,354,460	13,839	2.06%	1,082,960	8,636	1.60%
Non-interest Bearing Liabilities
Noninterest-bearing demand deposits	779,965			532,204
Other liabilities	9,972			13,987
Stockholders’ equity	144,844			104,854

Total liabilities and stockholders’	$2,289,241			$1,734,005

Net interest income and margin (4)		$46,396	4.37%		$30,999	3.87%

Net interest spread (5)			3.61%			3.34%

(1)	Yields on loans and securities have not been adjusted to a tax equivalent basis.

(2)	Net loan fees of $615,000 and $420,000 are included in the yield computation for June 30, 2005 and 2004, respectively.

(3)	Includes average non-accrual loans of $728,000 in 2005 and $514,000 in 2004.

(4)	Net interest margin is computed by dividing net interest income by total average earning assets.

(5)	Net interest spread represents average yield earned on interest-earning assets less the average rate paid on interest-bearing liabilities.

(6)	Annualized.

Western Alliance Bancorporation and Subsidiaries
Operating Segment Results

	BankWest	Alliance Bank	Torrey Pines		Intersegment	Consolidated
(in thousands)	of Nevada	of Arizona	Bank	Other	Eliminations	Company

At June 30, 2005:
Assets	$1,727,081	$474,712	$334,024	$262,150	$(176,623)	$2,621,344
Gross loans and deferred fees	930,543	307,419	215,333	—	—	1,453,295
Less: Allowance for loan losses	(11,211)	(4,318)	(2,589)	—	—	(18,118)

Net loans	919,332	303,101	212,744	—	—	1,435,177

Deposits	1,469,651	426,576	295,043	—	(1,716)	2,189,554
Stockholders’ equity	103,858	37,420	27,036	229,404	(175,229)	222,489
Three Months Ended June 30, 2005:
Net interest income	$16,961	$4,523	$3,376	$(478)	$—	$24,382
Provision for loan losses	482	424	281	—	—	1,187

Net interest income after provision for loan losses	16,479	4,099	3,095	(478)	—	23,195
Noninterest income	1,232	403	152	8,381	(7,250)	2,918
Noninterest expense	(8,644)	(3,209)	(2,548)	(1,819)	253	(15,967)

Income before income taxes	9,067	1,293	699	6,084	(6,997)	10,146
Income tax expense (benefit)	3,099	520	294	(320)	—	3,593

Net income	$5,968	$773	$405	$6,404	$(6,997)	$6,553

Six Months Ended June 30, 2005:
Net interest income	$32,793	$8,341	$6,185	$(923)	$—	$46,396
Provision for loan losses	1,441	902	591	—	—	2,934

Net interest income after provision for loan losses	31,352	7,439	5,594	(923)	—	43,462
Noninterest income	2,455	529	276	15,766	(13,524)	5,502
Noninterest expense	(16,752)	(5,896)	(4,817)	(3,528)	453	(30,540)

Income before income taxes	17,055	2,072	1,053	11,315	(13,071)	18,424
Income tax expense (benefit)	5,770	828	424	(472)	—	6,550

Net income	$11,285	$1,244	$629	$11,787	$(13,071)	$11,874

Western Alliance Bancorporation and Subsidiaries
Operating Segment Results

	BankWest	Alliance Bank	Torrey Pines		Intersegment	Consolidated
(in thousands)	of Nevada	of Arizona	Bank	Other	Eliminations	Company

At June 30, 2004:
Assets	$1,547,131	$261,381	$212,635	$138,826	$(130,794)	$2,029,179
Gross loans and deferred fees	689,492	160,645	108,184	—	—	958,321
Less: Allowance for loan losses	(9,273)	(2,378)	(1,709)	—	—	(13,360)

Net loans	680,219	158,267	106,475	—	—	944,961

Deposits	1,251,452	213,779	175,448	—	(1,362)	1,639,317
Stockholders’ equity	72,709	26,727	23,277	106,889	(129,213)	100,389
Three Months Ended June 30, 2004:
Net interest income	$12,428	$2,295	$1,906	$(329)	$—	$16,300
Provision for loan losses	97	168	150	—	—	415

Net interest income after provision for loan losses	12,331	2,127	1,756	(329)	—	15,885
Noninterest income	1,218	207	174	5,755	(5,363)	1,991
Noninterest expense	(6,554)	(1,931)	(1,425)	(813)	99	(10,624)

Income (loss) before income taxes	6,995	403	505	4,613	(5,264)	7,252
Income tax expense (benefit)	2,300	137	183	(18)	—	2,602

Net income (loss)	$4,695	$266	$322	$4,631	$(5,264)	$4,650

Six Months Ended June 30, 2004:
Net interest income	$23,966	$4,173	$3,489	$(629)	$—	$30,999
Provision for loan losses	738	619	550	—	—	1,907

Net interest income after provision for loan losses	23,228	3,554	2,939	(629)	—	29,092
Noninterest income	2,434	306	356	9,701	(9,241)	3,556
Noninterest expense	(12,928)	(3,728)	(2,716)	(1,121)	177	(20,316)

Income (loss) before income taxes	12,734	132	579	7,951	(9,064)	12,332
Income tax expense (benefit)	4,171	(6)	193	(105)	—	4,253

Net income (loss)	$8,563	$138	$386	$8,056	$(9,064)	$8,079